UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

SUNWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49805	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1010 Winding Creek Road, Suite 100 Roseville, CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 29, 2016, Sunworks, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 17,694,728 shares of common stock and 1,506,024 shares of Series B Preferred Stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders voted on Proposals 1, 2 and 5. To allow additional time for stockholders to vote on Proposals 3 and 4, the Company adjourned the meeting with respect to such proposals until July 12, 2016. This Current Report on Form 8-K will be amended to report the results of Proposals 3 and 4 once the final results are received by the Company. The final results for Proposals 1, 2 and 5, as set forth in the Definitive Proxy Statement, filed with the SEC on May 18, 2016, are as follows:

Proposal 1. At the Annual Meeting, the terms of all seven (7) members of the Board of Directors expired. All of the seven (7) nominees for director were elected to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Withheld	Broker Non-Votes
James B. Nelson	10,897,212	236,002	6,561,514
Abe Emard	10,904,864	228,350	6,561,514
Mark J. Richardson	10,891,159	152,055	6,561,514
Frank L. Hunt	10,915,070	218,144	6,561,514
John D. Van Slooten	10,876,779	256,435	6,561,514
Brigham Tomco	10,869,350	263,864	6,561,514
Shane Mace	10,869,686	263,528	6,561,514

Proposal 2. At the Annual Meeting, the stockholders approved the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). The result of the votes to approve the 2016 Plan was as follows:

For	Against	Abstain	Broker Non-Vote
10,097,835	912,920	122,459	6,561,514

Proposal 5. At the Annual Meeting, the stockholders approved the appointment of Liggett & Webb, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2016. The result of the votes to approve Liggett & Webb, P.A. was as follows:

For	Against	Abstain
17,289,836	308,641	96,251

Item 7.01 Regulation FD Disclosure.

On June 29, 2016 the Company issued a press release announcing that the results of the Annual Meeting and adjournment regarding Proposals 3 and 4.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated June 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNWORKS, INC.

Date: July 1, 2016	By:	/s/ James B. Nelson
	Name:	James B. Nelson
	Title:	Chief Executive Officer